Exhibit 10.1

13D

CUSIP No: 150925204

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned in the capacities set forth below.  The undersigned each acknowledge that they shall be responsible for the timely filing of such amendments to the Schedule 13D as shall be required, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent it knows or has reason to believe that such information is inaccurate.  Each party to this Joint Filing Agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement on Schedule 13D including an amendment to add additional parties as necessary.  This Joint Filing Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.  Any party may withdraw from this Joint Filing Agreement by providing written notice to that effect to the other parties.

Date:       May 11, 2010

WILLIAM BRUGGEMAN JR. REVOCABLE TRUST

/s/ William L. Bruggeman, Jr.
William L. Bruggeman, Jr., its Trustee

/s/ Ruth J. Bruggeman
Ruth J. Bruggeman, its Trustee

WILLIAM L. BRUGGEMAN, JR. AND RUTH BRUGGEMAN, JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP

/s/ William L. Bruggeman, Jr.
William L. Bruggeman, Jr.

/s/ Ruth J. Bruggeman
Ruth J. Bruggeman

DIVERSIFIED DYNAMICS, INC.

By:	/s/ William L. Bruggeman, Jr.
William L. Bruggeman, Jr.
Chief Executive Officer

13D

CUSIP No: 150925204

CONSUMER PRODUCTS CORPORATION

By:	/s/ Ruth J. Bruggeman
Ruth J. Bruggeman,
President

DIANE M. ERICKSON AND PHYLLIS K. HARDING, JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP

/s/ Diane M. Erickson
Diane M. Erickson

/s/ Phyllis K. Harding
Phyllis K. Harding

/s/ Phyllis K. Harding
Phyllis K. Harding, in her individual capacity

/s/ Diane M. Erickson
Diane M. Erickson, in her individual capacity

ANDRE J. ERICKSON TRUST

/s/ Phyllis K. Harding
Phyllis K. Harding, its Trustee

/s/ Diane M. Erickson
Diane M. Erickson, its Trustee

PAIGE E. HARDING TRUST

/s/ Phyllis K. Harding
Phyllis K. Harding, its Trustee

/s/ Diane M. Erickson
Diane M. Erickson, its Trustee

KATIE J. BRUGGEMAN IRREVOCABLE TRUST

/s/ Steven Scott Bruggeman
Steven Scott Bruggeman, its Trustee

13D

CUSIP No: 150925204

SCOTT S. BRUGGEMAN IRREVOCABLE TRUST

/s/ Steven Scott Bruggeman
Steven Scott Bruggeman, its Trustee

STEVEN S. BRUGGEMAN AND JACQUELINE R. BRUGGEMAN, JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP

/s/ Steven Scott Bruggeman
Steven Scott Bruggeman

/s/ Jacqueline R. Bruggeman
Jacqueline R. Bruggeman

/s/ Steven Scott Bruggeman
Steven Scott Bruggeman, in his individual capacity

/s/ Jacqueline R. Bruggeman
Jacqueline R. Bruggeman, in her individual capacity

KELLIE C. BRUGGEMAN IRREVOCABLE TRUST

/s/ Thomas William Bruggeman
Thomas William Bruggeman, its Trustee

ROBERT T. BRUGGEMAN IRREVOCABLE TRUST

/s/ Thomas William Bruggeman
Thomas William Bruggeman, its Trustee

/s/ Thomas William Bruggeman
Thomas William Bruggeman, in his individual capacity

/s/ Nancee Jo Bruggeman
Nancee Jo Bruggeman, in her individual capacity

13D

CUSIP No: 150925204

GAVIN C. BRUGGEMAN IRREVOCABLE TRUST

/s/ Daniel John Bruggeman
Daniel John Bruggeman, its Trustee

JUSTIN R. BRUGGEMAN IRREVOCABLE TRUST

/s/ Daniel John Bruggeman
Daniel John Bruggeman, its Trustee

/s/ Daniel John Bruggeman
Daniel John Bruggeman, in his individual capacity

/s/ Robyn Kristine Bruggeman
Robyn Kristine Bruggeman, in her individual capacity

JAMIE S. BRUGGEMAN IRREVOCABLE TRUST

/s/ Jon Joseph Bruggeman
Jon Joseph Bruggeman, its Trustee

NICOLE P. BRUGGEMAN IRREVOCABLE TRUST

/s/ Jon Joseph Bruggeman
Jon Joseph Bruggeman, its Trustee

JON J. BRUGGEMAN AND SALLY RUTH BRUGGEMAN, JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP

/s/ Jon Joseph Bruggeman
Jon Joseph Bruggeman

/s/ Sally Ruth Bruggeman
Sally Ruth Bruggeman

/s/ Jon Joseph Bruggeman
Jon Joseph Bruggeman, in his individual capacity

13D

CUSIP No: 150925204

WILLIAM L. BRUGGEMAN IV IRREVOCABLE TRUST

/s/ William Louis Bruggeman III
William Louis Bruggeman III, its Trustee

CHRISTINE T. BRUGGEMAN IRREVOCABLE TRUST

/s/ William Louis Bruggeman III
William Louis Bruggeman III, its Trustee

/s/ William Louis Bruggeman III
William Louis Bruggeman III, in his individual capacity

/s/ Katie Christine Bruggeman
Katie Christine Bruggeman, in her individual capacity